Exhibit 99.1

BEST Practices:
 Back-to-Basics
Corporate Presentation:
January 2010

Certain statements contained in this presentation, which are not based on historical facts, are forward-
looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995 and, as
such, are subject to substantial uncertainties and risks that may cause actual results to materially differ from projections. Although the Company believes that the expectations expressed herein are based on reasonable assumptions within the bounds of the Company’s knowledge of its businesses, operations, business plans, budgets and internal financial projections, there can be no assurance that actual results will not differ materially from the expectations expressed herein. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the Company's ability to (i) properly execute its business model, (ii) raise additional capital to sustain its business model, (iii) attract and retain personnel, including highly qualified executives, management and operational personnel, (iv) negotiate favorable current debt and future capital raises,
(v) manage the inherent risks associated with operating a diversified business to achieve and maintain positive cash flow and net profitability, and (vi) get back into compliance, and remain in compliance, with its current senior secured credit facility with PNC Bank, N.A. as well as the other risks detailed from time to time in the SEC reports of Best Energy Services, Inc., including its annual report on Form 10-K/A for the transition period from February 1, 2008 to December 31, 2008 and its quarterly reports on Form 10-Q for the three months ended March 31, 2009, June 30, 2009 and September 30, 2009. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this presentation will, in fact, occur.  The forward-looking statements made herein speak only as of the date hereof and Best Energy disclaims any obligation to update these forward-looking statements.

OUR REASON TO EXIST
Best believes every company must earn a right to exist. Over the past year, and in the face of the most severe contraction in two decades,
 Best has:
 ➢ Successfully refocused on its core growth market in workover services
 — Grown Hugoton Basin market share from 35% to 80%+
 — Secured coveted customers and new contracts
 ➢ Further reduced annual corporate G&A from $5.4MM to $960K
 ➢ Discontinued 3 of 4 business lines with assets to be sold and deleverage balance sheet
 ➢ Maintained a strong working relationship with PNC Credit- our senior lender
 ➢ Developed “outside the box” revenue generation initiatives for implementation in the first half of 2010.

OUR REASON TO EXIST
In short, Best has now earned its right to exist by developing a highly functional, high margin model with organic growth
capability all developed around a highly capable team of its people. Best’s performance in the execution of this model is solely pointed to delivering fundamental performance for its shareholders and lenders and enhancing their returns on
invested capital.

➢ Established in February 2008
➢ Acquisitions
 • Best Well Services
 •Bob Beeman Drilling
 •Certain Housing Accommodation assets
➢Failure of prior management to execute
➢ Management swap in 10/08
 •Correctly anticipated significant commodity price
  and activity decline
 •Immediately discontinued failed rig redeployment
  model
 •Immediately cut annual G&A to $1.8MM from
 $ 5.4MM (now $960K)
 •Immediately implemented deep digging profit
  models for all business units to gauge
  fundamental viability
 •Subsequently discontinued 3 of 4 business units

Leadership: Accomplished & Respected
Mark Harrington, Chairman and CEO
•Aided in formation of Best Energy Services
•Founding board member; Appointed CEO December 2008
•30-years experience -Oil and Gas; Financial Services; Business Development
•Chairman, President, CEO and COO -Eight Energy and Private Equity Cos.
•Featured on CNBC, Canada AM, Dow Jones News & Bloomberg
Eugene Allen, General Manager, Best Well Services, Inc.
• A second generation oilman with 4o-years hand-on experience in the oil and gas industry.
• Oversees day-to-day operations, managing and coordinating all rigs, equipment and personnel.
Tony Bruce, Director, President and COO
• Founder of Best Well Services, largest subsidiary of Best Energy Services
•Founding board member; Appointed President and COO February 2009
•30- year veteran of U.S. oil and gas industry.
•Original family drilling business founded in 1940’s

Strategic Strengths of Our Core Workover Services Business
➢ Longevity- BWS established in 1991
➢ Sustainability- Grew steadily from 1 rig to 25 rigs
➢ Reputation- A coveted book of business
➢ Customer Centric- A history of value and service to our customers
➢ Management- Significant depth of management and continuity of key employees

Why Our Customers Choose Best
➢Exceptional Safety Record- Over one year with not an hour lost due to a safety incident
➢Always Fair and Competitively Priced
 •Market Peak: BWS $240/hour Competitors $360/hour
 •Today’s Pricing: BWS $220/hour Competitors $240/hour
➢Continuity in our Crews- Historical turnover<5%, industry norm >40%
➢Superior Depth of Knowledge and Experience- Faster execution times for our customers

BEST ENERGY SERVICES, INC.

Third Quarter, 2008

Best 38%
Key 38%
Others 24%

First Quarter, 2010

Best 85%
Others 15%

Best’s Customers Represent a Substantial Portion of Active Operators:
 ➢ 80%+ Market Share in Hugoton Basin
 ➢ Customers Include:
-Cleary Petroleum  -Anadarko Petroleum
-Arena Resources  -Bengalia Land and Cattle
-Ellora Energy  -EnerVest Operating
-EOG   -Kaiser-Francis Oil
-Marlin Oil  -Merit Energy
-Midwestern Exploration -Noble Energy
-OXY USA  -Pioneer Exploration
-Samson   -XTO
-Dominion  -Devon
-Pride Energy  -Linn Energy

Our First Focus: Scale the Revenue Model
➢ STEP ONE: Capture Market Share
 •Accomplished
 •Now at 80%+ vs35% in 2008
➢ STEP TWO: Capture New Contracts
 •Accomplished
 •Awarded new coveted 6 rig contract from major oil company
 •Credited to safety record and historical performance for customer
➢ STEP THREE: Design and Implement “outside the box” revenue creation model
 •Hugoton Basin Financing Partners
 •Market Potential-- $20MM+
 •Marries proprietary financial product to asset base
 •Highly scalable

Our Second Focus: Deleverage the Balance Sheet
➢ Sale of Equipment from Discontinued Operations—Target $4MM
➢ Execute on Best Energy Ventures
 •Leverages use of BWS equipment/expertise to secure niche
  positions in promising E&P plays
 •No cash exposure to Best
 •Validate and Flip Model

Financial Performance: Key Considerations
➢ Operating and Overhead Expense Containment Completed
➢Key Financial Driver is Revenue Line
➢Key Drivers to Revenue Generation are:
 •Maintaining Integrity of the Business Unit
 o 19 Years in business
 o Continuity of key management
 o Exceptional safety record
 •Market Conditions in Hugoton
 o Natural Gas Prices at Wellhead
 o Capital Allocations by customers
 o Potential impact from HBFP Product

Key Drivers to Natural Gas Market
➢A contracting supply side
 •Decreased supply lags a decreasing rig count
 •Underperforming shale economics
 •Significant deferred maintenance in bread and butter basins, e.g.
  Hugoton
 •LNG moving to more price advantaged European markets
➢An increasing demand side
 •Precipitous drop in industrial demand now reversing
 •Natural gas favored to oil on BTU equivalency by wide margin, thus fuel switching likely
 •Unexpected weather events

Key Thresholds in Best Rig Count
•10 Rigs- Positive EBITDA
•15 Rigs- 1:1 coverage on debt service
•20 Rigs-Annual EBITDA $3.2MM +
•25Rigs-Annual EBITDA $5.0MM+
•35 Rigs- Annual EBITDA $8.5MM+

BEST ENERGY SERVICES, INC.

Annualized Financial Upside Scenarios

	20-Rig Case	25-Rig Case	35-Rig Case
Revenue	$ 11,900	$ 15,600	$ 23,000
Expenses (Direct and Indirect)	$ 7,740	$ 9,640	$ 13,570
Operating Income	$ 4,160	$ 5,960	$ 9,430
Corporate G&A	$ 960	$ 960	$ 960
EBITDA	$ 3,200	$ 5,000	$ 8,470
Interest (Cash & Non-Cash)	$ 1,076	$ 1,076	$ 1,076
Depreciation	$ 1,724	$ 1,724	$ 2,224
Net Income	$ 400	$ 2,200	$ 5,170

20-Rig Case 25-Rig Case 35-Rig Case Annualized Financial Upside Scenarios Revenue Expenses (Direct and Indirect) Operating Income Corporate G&A EBITDA Interest (Cash & Non-Cash) Depreciation Net Income 11,900 15,600 23,000 7,740 9,640 13,570 4,160 5,960 9,430 960 3,200 5,000 8,470 1,076 1,724 2,224 400 2,200 5,170 All amounts are in thousands.  Tax expense has been excluded due to the offsetting effect of the NOL carryforward.

Corporate Headquarters
5433 Westheimer Avenue, Suite 825
Houston, Texas 77056
Phone: 713-933-2600